SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 22, 2020

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2020, Evolving Systems, Inc. (“Company”) entered into an amendment to the employment agreement with its CEO, Matthew Stecker (the “Executive”).

Pursuant to the amendment to employment agreement, the Company and the Executive agreed to the following:

•	The Executive shall be eligible for an annual incentive bonus ("Incentive Compensation") of 60% of Executive’s then current base salary as determined by the Board in its sole discretion, provided that should the Company substantially achieve its base operating plan as adopted by the Board, the annual incentive amount will be subject to a minimum of 15% of annual base compensation. The minimum bonus consideration of 15% will be earned if the average attainment relative to the Board approved Plan for Revenue and EBITDA is at least 100%, subject to a minimum attainment in each of at least 95%. Bonus amounts above the minimum will be determined at the sole discretion of the Board.

•	The Company will pay annual Incentive Compensation at the time(s) determined by the Company, but in no event later than March 15 of the calendar year following the year in which Executive’s right to the Incentive Compensation arises.

The full text of the Amendment to Employment Agreement is attached as 10.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d)        Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description
10.1	Amendment to Employment Agreement entered into between Evolving Systems, Inc. and Matthew Stecker.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2020

Evolving Systems, Inc.

	By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Senior Vice President Finance

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